UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                               Amendment No. 1 to
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                                  July 11, 2005

                                  NEXICON, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                  000-30244               13-3389415
           ------                  ---------               ----------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)          File Number)          Identification No.)

    400 Gold SW, Suite 1000 Albuquerque, NM                87102
    ---------------------------------------                -----
   (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (505) 248-0000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On July 5, 2005, Nexicon, Inc. (the "Company"), entered into a Termination Agreement (the "Termination Agreement") with Cornell Capital Partners, LP ("Cornell"), dated June 23, 2005, whereby that certain Standby Equity Distribution Agreement, dated March 23, 2004, and the related Registration Rights Agreement, Placement Agent Agreement and Escrow Agreement of even date therewith, were terminated.


      Upon execution of the Termination Agreement, the Company entered into a new Standby Equity Distribution Agreement with Cornell, dated as of June 24, 2005 (the "2005 SEDA"). Pursuant to the 2005 SEDA, the Company may, at its discretion, periodically sell to Cornell shares of common stock for a total purchase price of up to $20 million. For each share of common stock purchased under the 2005 SEDA, Cornell will pay the Company 99% of the lowest volume weighted-average price of the Company's common stock, as quoted by Bloomberg, LP, on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the five days immediately following the notice date. The price paid by Cornell for the Company's stock shall be determined as of the date of each individual request for an advance under the 2005 SEDA. Cornell will also retain 5% of each advance under the 2005 SEDA. Cornell's obligation to purchase shares of the Company's common stock under the 2005 SEDA is subject to certain conditions, including the Company obtaining an effective registration statement for shares of the Company's common stock sold under the 2005 SEDA and is limited to $300,000 per six trading days.

      Pursuant to the Termination Agreement, the Company also terminated that certain Securities Agreement with Cornell, dated May 5, 2004, and the related Securities Purchase Agreement, Secured Convertible Debentures, Investor Registration Rights Agreement and the Escrow Agreement. The initial convertible debenture in the original principal amount of $250,000 was dated May 5, 2004, and the second convertible debenture in the original amount of $250,000 was dated August 12, 2004 (collectively, the "2004 Secured Convertible Debentures"). Upon execution of the Termination Agreement, $120,000 of the 2004 Secured Convertible Debentures were converted into stock as permitted thereunder. The Company refinanced the $380,000 principal balance remaining under the 2004 Secured Convertible Debenture as the 2005 secured convertible debentures (the "2005 Secured Convertible Debenture"). Any part of the principal amount of the 2005 Debenture, plus accrued interest, is convertible at Cornell's option any time up to maturity into shares of the Company's common stock at a fixed price per share equal to $0.01. The 2005 Secured Convertible Debenture is secured by substantially all of the Company's assets, has a two-year term and accrues interest at 5% per year.


Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01 above.


Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

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

Exhibit                Description                                   Location
-------                -----------                                   --------
                                                            Incorporated  by  reference  to Exhibit
                                                            99.1 to the  Company's  Current  Report
Exhibit 99.1  Standby  Equity  Distribution  Agreement      on  Form   8-K  as   filed   with   the
              dated as of June 24, 2005  between the        Securities  and Exchange  Commission on
              Company and Cornell Capital Partners, LP      July 7, 2005

                                                            Incorporated  by  reference  to Exhibit
                                                            99.2 to the  Company's  Current  Report
Exhibit 99.2  Registration  Rights Agreement dated as       on  Form   8-K  as   filed   with   the
              of June 24, 2005 between the Company and      Securities  and Exchange  Commission on
              Cornell Capital Partners, LP                  July 7, 2005

                                                            Incorporated by reference to Exhibit
Exhibit 99.3  Placement Agent Agreement dated as of         99.3 to the Company's Current Report
              June 24, 2005 by and among the Company,       on Form 8-K as filed with the
              Cornell Capital Partners, LP and Newbridge    Securities and Exchange Commission on
              Securities Corporation                        July 7, 2005


                                                            Incorporated by reference to Exhibit
                                                            99.4 to the Company's Current Report
              Amended and Restated  Security  Agreement     on Form 8-K as filed with the
Exhibit 99.4  dated as of June 24, 2005 between the         Securities and Exchange Commission on
              Company and Cornell Capital Partners, LP      July 7, 2005


                                                            Incorporated by reference to Exhibit
              Securities Purchase Agreement dated as of     99.5 to the Company's Current Report
Exhibit 99.5  June 24, 2005 between the Company and         on Form 8-K as filed with the
              Cornell Capital Partners, LP                  Securities and Exchange Commission on
                                                            July 7, 2005


                                                            Incorporated  by  reference  to Exhibit
              Secured Convertible Debenture dated           99.6 to the  Company's  Current  Report
Exhibit 99.6  as of June 24, 2005 issued to Cornell         on  Form   8-K  as   filed   with   the
              Capital Partners, LP                          Securities  and Exchange  Commission on
                                                            July 7, 2005


                                                            Incorporated  by  reference  to Exhibit
Exhibit 99.7  Escrow Agreement dated as of June 24,         99.7 to the  Company's  Current  Report
              2005 among the Company, Cornell Capital       on  Form   8-K  as   filed   with   the
              Partners, LP and David Gonzalez               Securities  and Exchange  Commission on
                                                            July 7, 2005


                                                            Incorporated  by  reference  to Exhibit
              Escrow Agreement dated as of June 24,         99.8 to the  Company's  Current  Report
Exhibit 99.8  2005 among the Company, Cornell Capital       on  Form   8-K  as   filed   with   the
              Partners, LP and David Gonzalez               Securities  and Exchange  Commission on
                                                            July 7, 2005

Exhibit                Description                                   Location
-------                -----------                                   --------
                                                           Incorporated  by  reference  to Exhibit
                                                           99.9 to the  Company's  Current  Report
Exhibit 99.9  Warrant dated as of June 24, 2005 issued     on  Form   8-K  as   filed   with   the
              to Cornell Capital Partners, LP              Securities  and Exchange  Commission on
                                                           July 7, 2005


                                                           Incorporated  by  reference  to Exhibit
Exhibit 99.10 Termination Agreement dated June 23, 2005    99.10 to the Company's  Current  Report
              between the Company and Cornell              on  Form   8-K  as   filed   with   the
              Capital Partners, LP                         Securities  and Exchange  Commission on
                                                           July 7, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 7, 2005
                                         NEXICON, INC.

                                         By:    /s/ Richard Urrea
                                                -----------------------
                                         Name:  Richard Urrea
                                         Title: Chief Executive Officer


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